Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I certify that the annual report on Form 10-K of Jameson Inns, Inc. for the year ended December 31, 2002 as filed with the Securities and Exchange Commission fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this report fairly presents, in all material respects, the financial condition and results of operation of the issuer.

March 6, 2003

/s/ Craig R. Kitchin
Craig R. Kitchin Chief Financial Officer